Exhibit 99.2

CATELLUS

DEVELOPMENT CORPORATION

CORPORATE DATA

Catellus Development Corporation is a publicly traded real estate development company that began operating as a real estate investment trust effective January 1, 2004. The company owns and operates approximately 41.4 million square feet of predominantly industrial property in many of the country’s major distribution centers and transportation corridors. Catellus’ principal objective is sustainable, long-term growth in earnings, which it seeks to achieve by applying its strategic resources: a lower-risk/higher-return rental portfolio, a focus on expanding that portfolio through development, and the deployment of its proven land development skills to select opportunities where it can generate profits to recycle back into its business. More information on the company is available at www.catellus.com.

Company Information	Senior Management
Corporate Office:	Nelson C. Rising, Chairman and Chief Executive Officer
201 Mission St., 2nd Floor	Timothy J. Beaudin, Executive Vice President
San Francisco, CA 94105	Ted Antenucci, President, Catellus Commercial Development
Phone: (415) 974-4500	Bill Hosler, Senior Vice President and Chief Financial Officer
Fax: (415) 974-4550	Vanessa Washington, Senior Vice President and General Counsel
www.catellus.com	Mike Wenzell, Vice President, Corporate Strategic Initiatives

Investor Contact Information	Corporate Officers
Investor Relations:	Willie Bogan - Vice President & Associate General Counsel
Minnie Wright, Director	Chris Chen - Vice President & Associate General Counsel
Phone: (415) 974-4649	Joyce Ibardolasa - Vice President Human Resources & Administration
Fax: (415) 974-4550	Bill Lau - Vice President Finance & Treasurer
Email: minnie_wright@catellus.com	Margan Mitchell - Vice President Corporate Communications
Ed Sham - Vice President & Controller
David Zeiger - Vice President Taxation

Stock Information	Research Coverage
NYSE Ticker Symbol: CDX	Citigroup Smith Barney - Jonathan Litt (212) 816-0231
Closing stock price on June 30 = $24.65	Deutsche Bank Securities - John Perry (212) 250-5182
Average daily volume for the quarter: 442,277 shares	GreenStreet Advisors - Jim Sullivan (949) 640-8780
Lehman Brothers - David Shulman/David Harris (212) 526-3413 / 526-1790
KeyBanc Capital Markets - Richard Sweigard (216) 563-2501
Maxcor Financial - Rich Anderson (646) 346-7077
Merrill Lynch - Steve Sakwa (212) 449-0335
Morgan Stanley - Gregory Whyte (212) 761-6331
RBC Capital - David Copp/Jay Leupp (415) 633-8558 / 633-8588
Wachovia Securities - Christopher Haley (443) 263-6773

The accompanying financial statements and supplemental information are considered unaudited and should be read in conjunction with the Company’s report on Form 10-K for the fiscal year ended December 31, 2003, filed with the SEC and the Form 10-Q for the quarter ended March 31, 2004 as filed with the SEC.

CATELLUS

DEVELOPMENT CORPORATION

SUPPLEMENTAL FINANCIAL PACKAGE

June 30, 2004

TABLE OF CONTENTS
FINANCIALS
CONSOLIDATED

Key financial data	1-2
Consolidated balance sheet	3
Consolidated balance sheet by segment	4
Consolidated statement of operations	5
Consolidated statement of cash flows	6
Funds from operations	7-10
Balance sheet detail and fully diluted shares outstanding	11
Debt analysis	12
Capital expenditures	13

OPERATING SEGMENTS

Property book value by segment	14
Gross margin on property sales	15

ADDITIONAL INFORMATION
PORTFOLIO DATA

Net operating income and square feet by state	16
Same space net operating income	17
Full quarter net operating income by state	18
Full quarter net operating income detail by type	19
Buildings owned & occupancy	20
Lease expirations	21
Ten largest tenants	22
Office buildings over 100,000 square feet and ground leases	23

CORE SEGMENT DEVELOPMENT ACTIVITY

Land inventory	24
Construction starts and completions	25
Properties under construction	26
Work in process	27

URBAN, RESIDENTIAL & OTHER SEGMENT ACTIVITY

Properties under construction and completions	28
Work in process	29
Land inventory	30
OPERATING JOINT VENTURES	31
DEFINITIONS	32

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data

(In thousands, except per share data)

	For the Three Months Ended or as of
	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Share Data
Average common shares outstanding - basic	103,023	102,844	102,545	90,224	87,730
Average common shares outstanding - diluted	104,078	104,031	103,698	92,339	90,756

Common Share Price and Dividend
At end of period	$24.65	$26.01	$24.12	$24.45	$22.00
High during quarter	$26.31	$27.15	$26.59	$24.64	$23.29
Low during quarter	$21.52	$24.03	$22.24	$22.10	$21.14
Quarterly dividend per share	$0.27	$0.27	$0.27	$0.30	N/A

Market Capitalization
Market value of common equity	$2,539,517	$2,674,972	$2,473,385	$2,205,977	$1,930,060
Total debt	1,326,946	1,332,731	1,378,054	1,430,590	1,482,178

Total market capitalization	$3,866,463	$4,007,703	$3,851,439	$3,636,567	$3,412,238

Total debt / total market capitalization	34.3%	33.3%	35.8%	39.3%	43.4%

Selected Balance Sheet Data
Book value of real estate assets (before accum. dep.)	$2,553,387	$2,495,731	$2,498,015	$2,549,606	$2,490,887
Total assets	$2,547,796	$2,563,361	$2,595,309	$2,673,933	$2,662,419
Total liabilities	$1,815,678	$1,842,184	$1,885,628	$1,990,609	$2,049,897
Total shareholders’ equity	$732,118	$721,177	$709,681	$683,324	$612,522

Income Items
Net income	$35,334	$32,091	$171,185	$20,949	$19,254
Core segment FFO as adjusted (1)	$40,170	$46,292	$28,358	$32,687	$38,293
Lease termination fees	$78	$—	$—	$—	$65
Straight line rent adjustment	$1,203	$1,345	$1,001	$1,909	$1,742

Per Share Data (diluted)
Earnings per share	$0.34	$0.31	$1.65	$0.20	$0.19
Core segment FFO per share as adjusted (1)	$0.39	$0.44	$0.27	$0.32	$0.38

Portfolio Data
Rental property - square feet owned	41,373	39,966	38,204	38,203	37,403
Rental property - square feet leased	39,611	38,242	36,380	36,403	35,298
Rental property - occupancy %	95.7%	95.7%	95.2%	95.3%	94.4%

Core Segment Construction Activity (square feet)
Under construction, beginning of period	2,898	4,313	2,638	3,626	3,888
Construction starts during period	837	406	1,875	—	1,377
Less: construction completed - retained in portfolio	(1,492)	(1,763)	—	(801)	(736)
Less: construction completed - design build/fee	—	—	—	—	(185)
Less: construction completed - build to sell	—	(58)	(200)	—	(600)
Less: construction completed - joint venture development	—	—	—	(187)	(118)

Under construction, end of period	2,243	2,898	4,313	2,638	3,626

Sales Backlog
Core segment - income property sales	$30,730	$31,377	$4,450	$9,277	$—
Core segment - development sales	$18,542	$8,039	$20,329	$35,697	$33,031
Urban/Residential/Other segment - asset sales	$63,135	$64,088	$14,491	$129,578	$103,482

(1)	A reconciliation of net income to funds from operations (FFO) is provided on pages 7- 10

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data Reconciliation

(In thousands, except ratios)

	For the Three Months Ended
	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Reconciliation to EBITDA (1)
Net Income	$35,334	$32,091	$171,185	$20,949	$19,254
Interest expense	16,692	15,753	12,244	15,923	17,164
Capitalized interest in cost of sales	425	2,161	6,140	1,615	1,584
Income taxes (benefit) (2)	982	931	(79,205)	12,415	12,018
Depreciation and amortization	19,230	18,077	17,986	18,066	17,738

EBITDA (1)	$72,663	$69,013	$128,350	$68,968	$67,758

Interest Charges (1)
Interest expense	$16,692	$15,753	$12,244	$15,923	$17,164
Less non-cash interest (amortization of deferred loan fees)	(1,252)	(1,372)	(1,555)	(1,104)	(1,093)
Capitalized interest - net of reimbursements	4,751	5,775	6,607	5,743	4,607

Total interest charges	$20,191	$20,156	$17,296	$20,562	$20,678

Fixed Charges
Total interest charges	$20,191	$20,156	$17,296	$20,562	$20,678
Regularly scheduled principal payments	6,109	5,245	4,370	5,991	5,487

Total fixed charges	$26,300	$25,401	$21,666	$26,553	$26,165

Ratios
Interest coverage ratio	3.60	3.42	7.42	3.35	3.28
Fixed charge coverage ratio	2.76	2.72	5.92	2.60	2.59

(1)	Includes discontinued operations. See Statement of Operations.
(2)	Fourth quarter 2003 includes tax effect of REIT conversion.

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Balance Sheet

(In thousands)

(Unaudited)

	June 30, 2004	December 31, 2003
Assets

Properties	$2,553,387	$2,498,015
Less accumulated depreciation	(474,290)	(446,872)

	2,079,097	2,051,143
Other assets and deferred charges, net	290,681	292,312
Notes receivable, less allowance	94,743	119,202
Accounts receivable, less allowance	19,881	19,752
Assets held for sale	19,268	2,352
Restricted cash and investments	3,482	64,617
Cash and cash equivalents	40,644	45,931

Total	$2,547,796	$2,595,309

Liabilities and stockholders’ equity

Mortgage and other debt	$1,326,946	$1,378,054
Accounts payable and accrued expenses	120,738	157,036
Deferred credits and other liabilities	297,116	291,530
Liabilities associated with assets held for sale	19,403	2,296
Deferred income taxes	51,475	56,712

Total liabilities	1,815,678	1,885,628

Stockholders’ equity
Common stock, 104,328 and 103,822 shares issued, and 103,028 and 102,724 shares outstanding at June 30, 2004 and December 31, 2003, respectively	1,044	1,039
Paid-in capital	499,593	489,143
Unearned value of restricted stock and restricted stock units (1,300 and 1,098 shares at June 30, 2004 and December 31, 2003, respectively)	(22,536)	(22,720)
Accumulated earnings	254,017	242,219

Total stockholders’ equity	732,118	709,681

Total	$2,547,796	$2,595,309

CATELLUS

DEVELOPMENT CORPORATION

Pro Forma Consolidated Balance Sheet

As of June 30, 2004

(In thousands)

(Unaudited)

	Core Segment	Urban/Residential/ Other Segment	Total
Assets

Properties, net of accumulated depreciation	$1,664,484	$414,613	$2,079,097
Other assets and deferred charges, net	200,568	90,113	290,681
Notes receivable, less allowance	84,448	10,295	94,743
Accounts receivable, less allowance	18,602	1,279	19,881
Assets held for sale	19,268	—	19,268
Restricted cash and investments	3,482	—	3,482
Cash and cash equivalents	40,644	—	40,644

Total assets	$2,031,496	$516,300	$2,547,796

Liabilities and stockholders’ equity

Mortgage and other debt	$1,326,946	$—	$1,326,946
Accounts payable and accrued expenses	104,836	15,902	120,738
Deferred credits and other liabilities	261,649	35,467	297,116
Liabilities associated with assets held for sale	19,403	—	19,403
Deferred income taxes	26,974	24,501	51,475

Total liabilities	1,739,808	75,870	1,815,678

Stockholders’ equity	291,688	440,430	732,118

Total liabilities and stockholders’ equity	$2,031,496	$516,300	$2,547,796

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2004	2003	2004	2003
Revenue
Rental revenue	$77,107	$73,067	$153,240	$145,958
Sales revenue	7,299	24,900	44,990	32,910
Management, development and other fees	758	4,863	2,457	6,947

	85,164	102,830	200,687	185,815

Costs and expenses
Property operating costs	(20,156)	(19,800)	(41,358)	(38,950)
Cost of sales	(4,874)	(20,281)	(27,964)	(23,253)
Selling, general and administrative expenses	(12,611)	(10,167)	(25,562)	(20,058)
Depreciation and amortization	(18,980)	(17,443)	(36,780)	(33,730)

	(56,621)	(67,691)	(131,664)	(115,991)

Operating income	28,543	35,139	69,023	69,824

Other income
Equity in earnings of operating joint ventures, net	2,379	2,136	4,793	4,659
Equity in earnings of development joint ventures, net	3,391	5,427	4,618	9,281
Gain on non-strategic asset sales	16,380	1,478	16,441	7,357
Interest income	2,461	1,796	5,238	3,713
Other	956	792	1,257	1,949

	25,567	11,629	32,347	26,959

Other expenses
Interest expense	(16,525)	(16,913)	(32,058)	(33,453)
REIT transition costs	(208)	(1,805)	(420)	(3,363)
Other	(1,819)	(196)	(2,249)	(196)

	(18,552)	(18,914)	(34,727)	(37,012)

Income before income taxes and discontinued operations	35,558	27,854	66,643	59,771

Income tax expense	(982)	(10,651)	(1,913)	(22,222)

Income from continuing operations	34,576	17,203	64,730	37,549

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	398	1,780	2,014	4,419
Income from discontinued operations	360	271	681	697

Net gain from discontinued operations	758	2,051	2,695	5,116

Net income	$35,334	$19,254	$67,425	$42,665

Income per share from continuing operations
Basic	$0.34	$0.17	$0.63	$0.38

Assuming dilution	$0.33	$0.17	$0.62	$0.37

Income per share from discontinued operations
Basic	$—	$0.03	$0.03	$0.05

Assuming dilution	$0.01	$0.02	$0.03	$0.05

Net income per share
Basic	$0.34	$0.20	$0.66	$0.43

Assuming dilution	$0.34	$0.19	$0.65	$0.42

Average number of common shares outstanding - basic	103,023	98,385	102,933	98,148

Average number of common shares outstanding - diluted	104,078	101,411	104,116	101,030

Dividends declared per share	$0.27	$—	$0.54	$—

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended 06/30/04	Six Months Ended 06/30/03
Cash flows from operating activities:
Net income	$67,425	$42,665
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	36,780	33,730
Deferred income taxes (benefit) expense	(5,237)	274
Deferred gain recognized	(8,707)	(3,504)
Amortization of deferred loan fees and other costs	2,624	2,212
Equity in earnings of joint ventures	(9,411)	(13,940)
Operating distributions from joint ventures	18,540	14,838
Gain on sale of investment property	(2,014)	(7,365)
Cost of development property sold and non-strategic assets sold	47,056	34,640
Capital expenditures for development property	(21,277)	(45,047)
Other property acquisitions	(11,842)	—
Other, net	2,888	(2,386)
Changes in assets and liabilities:
Accounts and notes receivable	24,366	6,363
Other assets and deferred charges	(19,923)	(4,208)
Accounts payable and accrued expenses	(34,571)	(30,393)
Deferred credits and other liabilities	18,581	31,671

Net cash provided by operating activities	105,278	59,550

Cash flows from investing activities:
Property acquisitions	(3,316)	(78,672)
Capital expenditures for investment property	(100,110)	(67,161)
Tenant improvements	(3,042)	(3,531)
Reimbursable construction costs	2,313	(11,629)
Net proceeds from sale of investment property	9,649	27,800
Distributions from joint ventures	—	8,601
Contributions to joint ventures	(600)	(5,287)
Net decrease in restricted cash	61,135	2,529

Net cash used in investing activities	(33,971)	(127,350)

Cash flows from financing activities:
Borrowings	107,131	11,339
Repayment of borrowings	(132,025)	(28,168)
Dividend paid	(55,418)	—
Distributions to minority partners	—	(4,551)
Proceeds from issuance of common stock	3,718	18,439

Net cash used in financing activities	(76,594)	(2,941)

Net decrease in cash and cash equivalents	(5,287)	(70,741)
Cash and cash equivalents at beginning of period	45,931	274,927

Cash and cash equivalents at end of period	$40,644	$204,186

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$29,789	$31,850
Income taxes	$24,796	$40,547
Non-cash financing activities:
Debt forgiveness-property reconveyance	$(8,946)	$(5,095)

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended June 30, 2004

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2004
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$78,011	$—	$78,011	$(904)	$77,107
Sales revenue	10,980	2,691	13,671	(6,372)	7,299
Management, development and other fees	542	216	758	—	758

	89,533	2,907	92,440	(7,276)	85,164

Costs and expenses
Property operating costs	(20,283)	—	(20,283)	127	(20,156)
Cost of sales	(8,311)	(2,537)	(10,848)	5,974	(4,874)
Selling, general and administrative expenses	(7,247)	(5,364)	(12,611)	—	(12,611)
Depreciation and amortization	(18,957)	(273)	(19,230)	250	(18,980)

	(54,798)	(8,174)	(62,972)	6,351	(56,621)

Operating income (loss)	34,735	(5,267)	29,468	(925)	28,543
Other income
Equity in earnings of operating joint ventures, net	2,379	—	2,379	—	2,379
Equity in earnings of development joint ventures, net	—	3,391	3,391	—	3,391
Gain on non-strategic asset sales	—	16,380	16,380	—	16,380
Interest income	1,813	648	2,461	—	2,461
Other	(18)	974	956	—	956

	4,174	21,393	25,567	—	25,567

Other expenses
Interest expense	(16,692)	—	(16,692)	167	(16,525)
REIT transition costs	—	(208)	(208)	—	(208)
Other	(731)	(1,088)	(1,819)	—	(1,819)

	(17,423)	(1,296)	(18,719)	167	(18,552)

Income before income taxes and discontinued operations	21,486	14,830	36,316	(758)	35,558
Income tax expense	(553)	(429)	(982)	—	(982)

Income from continuing operations	20,933	14,401	35,334	(758)	34,576

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	398	398
Income from discontinued operations	—	—	—	360	360

Gain from discontinued operations	—	—	—	758	758

Net income	$20,933	$14,401	$35,334	$—	$35,334
Depreciation	19,632	181	19,813	—	19,813
Gain on rental property sales	(395)	—	(395)	—	(395)

Funds from operations (FFO)	$40,170	$14,582	$54,752	$—	$54,752

FFO per share
Basic	$0.39	$0.14	$0.53	$—	$0.53

Assuming dilution	$0.39	$0.14	$0.53	$—	$0.53

Average number of common shares outstanding-basic	103,023	103,023	103,023	103,023	103,023
Average number of common shares outstanding-diluted	104,078	104,078	104,078	104,078	104,078

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended June 30, 2003

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2003
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$74,455	$—	$74,455	$(1,388)	$73,067
Sales revenue	28,110	590	28,700	(3,800)	24,900
Management, development and other fees	3,075	1,788	4,863	—	4,863

	105,640	2,378	108,018	(5,188)	102,830

Costs and expenses
Property operating costs	(20,191)	—	(20,191)	391	(19,800)
Cost of sales	(20,780)	(334)	(21,114)	833	(20,281)
Selling, general and administrative expenses	(7,002)	(3,165)	(10,167)	—	(10,167)
Depreciation and amortization	(17,484)	(254)	(17,738)	295	(17,443)

	(65,457)	(3,753)	(69,210)	1,519	(67,691)

Operating income (loss)	40,183	(1,375)	38,808	(3,669)	35,139

Other income
Equity in earnings of operating joint ventures, net	2,136	—	2,136	—	2,136
Equity in earnings of development joint ventures, net	—	5,427	5,427	—	5,427
Gain on non-strategic asset sales	—	1,478	1,478	—	1,478
Interest income	700	1,096	1,796	—	1,796
Other	858	(66)	792	—	792

	3,694	7,935	11,629	—	11,629

Other expenses
Interest expense	(17,164)	—	(17,164)	251	(16,913)
REIT transition costs	—	(1,805)	(1,805)	—	(1,805)
Other	(333)	137	(196)	—	(196)

	(17,497)	(1,668)	(19,165)	251	(18,914)

Income before income taxes and discontinued operations	26,380	4,892	31,272	(3,418)	27,854
Income tax expense	(10,061)	(1,957)	(12,018)	1,367	(10,651)

Income from continuing operations	16,319	2,935	19,254	(2,051)	17,203

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	1,780	1,780
Income from discontinued operations	—	—	—	271	271

Gain from discontinued operations	—	—	—	2,051	2,051

Net income	$16,319	$2,935	$19,254	$—	$19,254
Depreciation	17,148	—	17,148	—	17,148
Gain on rental property sales	(3,065)	—	(3,065)	—	(3,065)

Funds from operations (FFO)	30,402	2,935	33,337	—	33,337
Hypothetical tax savings	7,891	—	7,891	—	7,891

FFO as adjusted for hypothetical tax savings	$38,293	$2,935	$41,228	$—	$41,228

FFO per share
Basic	$0.31	$0.03	$0.34	$—	$0.34

Assuming dilution	$0.30	$0.03	$0.33	$—	$0.33

FFO as adjusted for hypothetical tax savings per share
Basic	$0.39	$0.03	$0.42	$—	$0.42

Assuming dilution	$0.38	$0.03	$0.41	$—	$0.41

Average number of common shares outstanding-basic	98,385	98,385	98,385	98,385	98,385
Average number of common shares outstanding-diluted	101,411	101,411	101,411	101,411	101,411

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the six months ended June 30, 2004

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2004
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$155,176	$—	$155,176	$(1,936)	$153,240
Sales revenue	41,564	13,348	54,912	(9,922)	44,990
Management, development and other fees	1,526	931	2,457	—	2,457

	198,266	14,279	212,545	(11,858)	200,687

Costs and expenses
Property operating costs	(41,699)	—	(41,699)	341	(41,358)
Cost of sales	(23,167)	(12,705)	(35,872)	7,908	(27,964)
Selling, general and administrative expenses	(13,887)	(11,675)	(25,562)	—	(25,562)
Depreciation and amortization	(36,734)	(573)	(37,307)	527	(36,780)

	(115,487)	(24,953)	(140,440)	8,776	(131,664)

Operating income (loss)	82,779	(10,674)	72,105	(3,082)	69,023

Other income
Equity in earnings of operating joint ventures, net	4,793	—	4,793	—	4,793
Equity in earnings of development joint ventures, net	—	4,618	4,618	—	4,618
Gain on non-strategic asset sales	—	16,441	16,441	—	16,441
Interest income	4,188	1,050	5,238	—	5,238
Other	266	991	1,257	—	1,257

	9,247	23,100	32,347	—	32,347

Other expenses
Interest expense	(32,445)	—	(32,445)	387	(32,058)
REIT transition costs	—	(420)	(420)	—	(420)
Other	(749)	(1,500)	(2,249)	—	(2,249)

	(33,194)	(1,920)	(35,114)	387	(34,727)

Income before income taxes and discontinued operations	58,832	10,506	69,338	(2,695)	66,643
Income tax (expense) benefit	(5,885)	3,972	(1,913)	—	(1,913)

Income from continuing operations	52,947	14,478	67,425	(2,695)	64,730

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	2,014	2,014
Income from discontinued operations	—	—	—	681	681

Gain from discontinued operations	—	—	—	2,695	2,695

Net income	$52,947	$14,478	$67,425	$—	$67,425

Depreciation	37,882	365	38,247	—	38,247
Gain on rental property sales	(4,367)	—	(4,367)	—	(4,367)

Funds from operations (FFO)	$86,462	$14,843	$101,305	$—	$101,305

FFO per share
Basic	$0.84	$0.14	$0.98	$—	$0.98

Assuming dilution	$0.83	$0.14	$0.97	$—	$0.97

Average number of common shares outstanding-basic	102,933	102,933	102,933	102,933	102,933
Average number of common shares outstanding-diluted	104,116	104,116	104,116	104,116	104,116

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the six months ended June 30, 2003

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2003
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$149,183	$—	$149,183	$(3,225)	$145,958
Sales revenue	56,510	4,602	61,112	(28,202)	32,910
Management, development and other fees	3,904	3,043	6,947	—	6,947

	209,597	7,645	217,242	(31,427)	185,815

Costs and expenses
Property operating costs	(39,780)	—	(39,780)	830	(38,950)
Cost of sales	(43,125)	(965)	(44,090)	20,837	(23,253)
Selling, general and administrative expenses	(13,758)	(6,300)	(20,058)	—	(20,058)
Depreciation and amortization	(33,887)	(550)	(34,437)	707	(33,730)

	(130,550)	(7,815)	(138,365)	22,374	(115,991)

Operating income (loss)	79,047	(170)	78,877	(9,053)	69,824

Other income
Equity in earnings of operating joint ventures, net	4,659	—	4,659	—	4,659
Equity in earnings of development joint ventures, net	—	9,281	9,281	—	9,281
Gain on non-strategic asset sales	—	7,357	7,357	—	7,357
Interest income	1,512	2,206	3,718	(5)	3,713
Other	1,949	—	1,949	—	1,949

	8,120	18,844	26,964	(5)	26,959

Other expenses
Interest expense	(33,985)	—	(33,985)	532	(33,453)
REIT transition costs	—	(3,363)	(3,363)	—	(3,363)
Other	(333)	137	(196)	—	(196)

	(34,318)	(3,226)	(37,544)	532	(37,012)

Income before income taxes and discontinued operations	52,849	15,448	68,297	(8,526)	59,771
Income tax expense	(19,453)	(6,179)	(25,632)	3,410	(22,222)

Income from continuing operations	33,396	9,269	42,665	(5,116)	37,549

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	4,419	4,419
Income from discontinued operations	—	—	—	697	697

Gain from discontinued operations	—	—	—	5,116	5,116

Net income	$33,396	$9,269	$42,665	$—	$42,665

Depreciation	33,913	—	33,913	—	33,913
Gain on rental property sales	(7,453)	—	(7,453)	—	(7,453)

Funds from operations (FFO)	59,856	9,269	69,125	—	69,125
Hypothetical tax savings	17,106	—	17,106	—	17,106

FFO as adjusted for hypothetical tax savings	$76,962	$9,269	$86,231	$—	$86,231

FFO per share
Basic	$0.61	$0.09	$0.70	$—	$0.70

Assuming dilution	$0.59	$0.09	$0.68	$—	$0.68

FFO as adjusted for hypothetical tax savings per share
Basic	$0.78	$0.10	$0.88	$—	$0.88

Assuming dilution	$0.76	$0.09	$0.85	$—	$0.85

Average number of common shares outstanding-basic	98,148	98,148	98,148	98,148	98,148
Average number of common shares outstanding-diluted	101,030	101,030	101,030	101,030	101,030

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Balance Sheet Detail and Fully Diluted Shares Outstanding

As of June 30, 2004

(In thousands, except share data)

Balance Sheet Description:		Source of additional information		June 30, 2004 Book Value
Assets
Rental properties		(See page 18 for Full quarter NOI)		$1,949,500
Investments in operating joint ventures		(equity in earnings of $7,032 for trailing 12 months)		(19,580)

Total rental properties				1,929,920

Development properties Work-in-process Investments in development joint ventures Other property assets	}	(see further detail on page 14)		510,130 44,824 47,672 20,841

Less accumulated depreciation				(474,290)

Total properties				2,079,097

Other assets and deferred charges, net				290,681
includes:
Debt issuance costs and loan fees			$11,249
Interest rate lock			$7,306
Straight line rent asset			$37,350
Prepaid leasing commissions			$42,673
Notes receivable				94,743
Accounts receivable				19,881
Assets held for sale				19,268
Restricted cash and investments				3,482
Cash and cash equivalents				40,644

Total Assets				$2,547,796

Liabilities
Income property debt Construction debt Revolving credit facility Land development, infrastructure, and other debt	}	(see further detail on page 12)		$1,212,649 50,000 — 64,297

Total mortgage and other debt				1,326,946

Accounts payable and accrued expenses				120,738
Deferred credits and other liabilities				297,116
includes:
Cisco prepaid rent			$98,000
Liabilities associated with assets held for sale				19,403
Deferred income taxes				51,475

Total Liabilities				1,815,678

Stockholders’ Equity
Total stockholders’ equity				732,118

Total Liabilities and Stockholders’ Equity				$2,547,796

Calculation of fully diluted shares outstanding
Shares issued and outstanding				103,028,193
Total options in the money		End of quarter (non-GAAP)	1,252,085
Stock Price @ quarter end			24.650
Average option strike price per share		End of quarter (non-GAAP)	13.347
Dilutive effect (using treasury method)				574,138
Restricted stock, restricted stock units, and other incentive plans				1,626,888
Director stock units - fully dilutive				147,824

Fully diluted shares outstanding at quarter end				105,377,043

CATELLUS

DEVELOPMENT CORPORATION

Debt Analysis

As of June 30, 2004

(In thousands)

	Interest Rate	Maturity Date	Total Outstanding Debt	Maturities
				2004	2005	2006	2007	2008	Thereafter
Fixed rate mortgage loan	6.01%	11/11/08	$343,518	$3,149	$6,588	$6,995	$7,427	$319,359	$—
Fixed rate mortgage loan	5.96%	11/11/08	74,672	672	1,404	1,490	1,582	69,524	—
Fixed rate mortgage loan	7.05%	04/01/12	257,022	2,450	5,168	5,545	5,949	6,382	231,528
Fixed rate mortgage loan	7.25%	04/12/16	193,553	1,187	2,508	2,696	2,898	3,115	181,149
Fixed rate mortgage loan	6.65%	10/01/06	113,184	1,448	3,041	108,695	—	—	—
Fixed rate mortgage loan	6.65%	11/01/06	20,647	172	361	20,114	—	—	—
Fixed rate mortgage loan	6.65%	07/01/07	4,389	34	73	78	4,204	—	—
Fixed rate mortgage loan	7.29%	09/01/09	21,813	241	507	545	586	631	19,303
Fixed rate mortgage loan	7.29%	09/01/09	6,664	46	98	105	113	122	6,180
Fixed rate mortgage loan	7.29%	01/01/08	4,188	29	60	65	70	3,964	—
Fixed rate mortgage loan	7.29%	01/01/08	9,196	63	131	141	151	8,710	—
Fixed rate mortgage loan	7.29%	01/01/08	7,440	76	164	175	188	6,837	—
Fixed rate mortgage loan	7.29%	05/01/10	11,723	102	214	230	247	266	10,664
Fixed rate mortgage loan	7.29%	01/01/08	9,885	66	139	149	160	9,371	—
Fixed rate mortgage loan	9.00%	01/01/08	633	42	89	97	106	299	—
Fixed rate mortgage loan	9.50%	12/10/07	2,746	51	110	121	2,464		—
Fixed rate mortgage loan	8.13%	03/01/09	1,453	128	271	295	320	347	92
Fixed rate mortgage loan	9.34%	10/01/06	11,752	263	565	10,924	—	—	—

Total Fixed rate mortgage loans			$1,094,478	$10,219	$21,491	$158,460	$26,465	$428,927	$448,916
Floating rate mortgage loan	LIBOR + 1.80%	09/28/05	$72,678	$2,850	$69,828	$—	$—	$—	$—
Floating rate mortgage loan	LIBOR + 1.80%	10/01/05	19,482	288	19,194	—	—	—	—
Floating rate mortgage loan	LIBOR + 2.25%	08/01/06	26,011	399	819	24,793	—	—	—

Total Floating rate mortgage loans			118,171	3,537	89,841	24,793	—	—	—

Subtotal Income Property Debt			$1,212,649	$13,756	$111,332	$183,253	$26,465	$428,927	$448,916

Construction loan	LIBOR + 1.80%	10/20/04	50,000	50,000	—	—	—	—	—

Construction Debt			$50,000	$50,000	$—	$—	$—	$—	$—

Revolving Credit Facility	Eurodollar + 2.00%	09/17/06	$—	$—	$—	$—	$—	$—	$—

Land Development, Infrastructure and Other Debt
Land Development, Infrastructure	Floating	11/30/08	$125	$25	$25	$25	$25	$25	$—

Land acquisition and development loans			$125	$25	$25	$25	$25	$25	$—

Assessment district bonds	Various	Various	$63,788	$335	$1,042	$1,155	$1,273	$1,373	$58,610
Other	LIBOR + 2.42%	09/15/06	384	115	130	139	—	—	—

Total Other			$384	$115	$130	$139	$—	$—	$—

Subtotal Land Development, Infrastructure and Other Debt			$64,297	$475	$1,197	$1,319	$1,298	$1,398	$58,610

Total Mortgage and other debt			$1,326,946	$64,231	$112,529	$184,572	$27,763	$430,325	$507,526

Debt associated with assets held for sale
Floating rate mortgage loans			$19,186	$19,186	$—	$—	$—	$—	$—
Assessment district bonds			139	139	—	—	—	—	—

Subtotal			$19,325	$19,325	$—	$—	$—	$—	$—

Total			$1,346,271	$83,556	$112,529	$184,572	$27,763	$430,325	$507,526

Weighted average interest rate by year				6.40%	6.59%	6.81%	6.80%	6.80%	6.86%

Floating and fixed rate debt analysis

	% of Total Debt	Weighted Avg. Interest Rate	Weighted Average Coupon	Weighted Avg. Maturity (years)
Floating	16.38%	3.44%	2.79%	3.04
Fixed	83.62%	6.97%	6.68%	6.08

Total	100.00%	6.39%	6.04%	5.58

CATELLUS

DEVELOPMENT CORPORATION

Capital Expenditures

For the six months ended June 30, 2004

(In thousands)

Capital expenditures reflected in the statement of cash flows include the following:

Capital expenditures from operating activities (1)
Capital expenditures for development properties	$3,084
Infrastructure and other	15,225
Other property acquisitions	11,842
Capitalized interest	2,882
Capitalized property tax	86

Total capital expenditures in operating activities	33,119

Capital expenditures from investing activities (2)
Construction	53,067
Rental properties - building improvements	1,544
Predevelopment	3,285
Infrastructure and other	32,870
Commercial property acquisitions	3,316
Other property acquisitions	31
Tenant improvements	3,042
Capitalized interest	7,643
Capitalized property tax	1,670

Capital expenditures for investment properties	106,468
Contributions to joint ventures	600

Total capital expenditures in investing activities	107,068

Total capital expenditures (3)	$140,187

Capital expenditures for the rental portfolio included above:
Tenant improvements - Industrial	$1,111
Tenant improvements - Office	177
Tenant improvements - Retail	36
2nd generation leasing commisions - Industrial	1,196
2nd generation leasing commisions - Office	1,821
2nd generation leasing commisions - Retail	25
Building improvements - Industrial	1,002
Building improvements - Office	531
Building improvements - Retail	11

Total	$5,910

(1)	This category primarily includes capital expenditures for properties we intend to build and sell.
(2)	This category primarily includes capital expenditures for properties we intend to hold for our own account.
(3)	Total capital expenditures include capitalized general and administrative expenses of $6 million, net of reimbursements of $19k.

CATELLUS

DEVELOPMENT CORPORATION

Property Book Value by Segment

(In thousands)

(Unaudited)

As of June 30, 2004	Core	Urban/Residential/ Other	Total
Rental properties	$1,949,500	$—	$1,949,500
Development properties (core)	145,579	—	145,579
Development properties (residential)	—	77,917	77,917
Development properties (urban)	—	286,634	286,634
Work-in-process (see pages 27 and 29)	33,027	11,797	44,824
Investment in development joint ventures (core)	1,389	—	1,389
Investment in development joint ventures (residential)	—	20,652	20,652
Investment in development joint ventures (urban)	—	25,631	25,631
Investment in operating joint ventures	(19,580)	—	(19,580)
Furniture and other	17,316	3,525	20,841

Subtotal	2,127,231	426,156	2,553,387
Accumulated depreciation	(462,747)	(11,543)	(474,290)

Total	$1,664,484	$414,613	$2,079,097

As of December 31, 2003	Core	Urban/Residential/ Other	Total
Rental properties	$1,857,551	$—	$1,857,551
Development properties (core)	165,199	—	165,199
Development properties (residential)	—	59,914	59,914
Development properties (urban)	—	263,385	263,385
Work-in-process (see pages 27 and 29)	75,458	12,759	88,217
Investment in development joint ventures (commercial)	1,729	—	1,729
Investment in development joint ventures (residential)	—	27,844	27,844
Investment in development joint ventures (urban)	—	24,894	24,894
Investment in operating joint ventures	(19,876)	—	(19,876)
Furniture and other	25,759	3,399	29,158

Subtotal	2,105,820	392,195	2,498,015
Accumulated depreciation	(435,143)	(11,729)	(446,872)

Total	$1,670,677	$380,466	$2,051,143

CATELLUS

DEVELOPMENT CORPORATION

Gross Margin on Property Sales

For the six months ended June 30, 2004

(In thousands)

	Core	Urban Residential/ Other	Pre FAS 144 Subtotal	Less Discontinued Operations	GAAP Total
Buildings
Sales	$17,933	$6,819	$24,752	$(9,275)	$15,477
Cost of sales	(13,803)	(6,728)	(20,531)	7,323	(13,208)

Gain	4,130	91	4,221	(1,952)	2,269

Gross margin	23.03%	1.33%	17.05%	21.05%	14.66%

Land and lots
Sales	16,453	6,477	22,930	—	22,930
Cost of sales	(7,727)	(5,539)	(13,266)	—	(13,266)

Gain	8,726	938	9,664	—	9,664

Gross margin	53.04%	14.48%	42.15%		42.15%

Ground leases/other
Sales	7,178	52	7,230	(647)	6,583
Cost of sales	(1,637)	(438)	(2,075)	585	(1,490)

Gain (loss)	5,541	(386)	5,155	(62)	5,093

Gross margin	77.19%	-742.31%	71.30%	0.00%	77.37%

Total
Sales	41,564	13,348	54,912	(9,922)	44,990
Cost of sales	(23,167)	(12,705)	(35,872)	7,908	(27,964)

	$18,397	$643	$19,040	$(2,014)	17,026

Gross margin	44.26%	4.82%	34.67%	20.30%	37.84%

CATELLUS

DEVELOPMENT CORPORATION

Net Operating Income (NOI) and Square Feet by State

Quarter ended June 30, 2004

(In thousands - except for percentages)

Net Operating Income by State

	Industrial		Office		Retail		Total
	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total
Southern California	$14,669	24.00%	$1,586	3.1%	$489	1.1%	$16,744	28.2%
Northern California	7,312	13.00%	4,768	7.4%	1,603	2.8%	13,683	23.2%
Illinois	5,587	9.20%	1,465	2.8%	—	0.0%	7,052	12.0%
Colorado	2,761	4.30%	1,045	1.6%	102	0.4%	3,908	6.3%
Texas	2,282	3.60%	1,584	2.7%	—	0.0%	3,866	6.3%
Arizona	1,036	1.70%	—	0.0%	(2)	0.0%	1,034	1.7%
Oregon	786	1.20%	84	0.2%	110	0.2%	980	1.6%
Maryland	772	1.30%	—	0.0%	—	0.0%	772	1.3%
Georgia	587	0.20%	—	0.0%	—	0.0%	587	0.2%
Ohio	559	0.80%	—	0.0%	—	0.0%	559	0.8%
Kentucky	405	0.90%	—	0.0%	—	0.0%	405	0.9%
Kansas	263	0.50%	—	0.0%	—	0.0%	263	0.5%
Virginia	212	0.40%	—	0.0%	—	0.0%	212	0.4%

Subtotal	$37,231	61.10%	$10,532	17.8%	$2,302	4.5%	$50,065	83.4%

Ground leases and other							5,699	9.5%
Train stations							387	0.5%
Interim properties							1,577	2.6%
Equity in earnings of JV’s							2,379	4.0%

Subtotal NOI before discontinued operations							$60,107	100.0%

Less discontinued operations							(777)

Total							$59,330

Square Feet by State - As of June 30, 2004

	Industrial		Office		Retail		Total
	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total
Southern California	14,390	34.90%	524	1.2%	216	0.5%	15,130	36.6%
Northern California	5,773	13.90%	807	2.0%	481	1.2%	7,061	17.1%
Illinois	6,385	15.50%	591	1.4%	—	0.0%	6,976	16.9%
Texas	3,264	7.90%	869	2.1%	—	0.0%	4,133	10.0%
Colorado	2,353	5.70%	273	0.7%	100	0.2%	2,726	6.6%
Arizona	1,123	2.70%	—	0.0%	74	0.2%	1,197	2.9%
Georgia	980	2.40%	—	0.0%	—	0.0%	980	2.4%
Ohio	966	2.30%	—	0.0%	—	0.0%	966	2.3%
Oregon	545	1.30%	57	0.1%	37	0.1%	639	1.5%
Kentucky	549	1.30%	—	0.0%	—	0.0%	549	1.3%
Maryland	471	1.10%	—	0.0%	—	0.0%	471	1.1%
Kansas	293	0.70%	—	0.0%	—	0.0%	293	0.7%
Virginia	252	0.60%	—	0.0%	—	0.0%	252	0.6%
Total	37,344	90.30%	3,121	7.5%	908	2.2%	41,373	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Same Space Net Operating Income

For the three months ended June 30, 2004

(In thousands, except per square feet data)

	Q2-04	Q2-03	Increase (Decrease)
Industrial
Rental revenue	$42,978	$42,331	1.5%
Property operating costs	(9,539)	(9,724)	-1.9%

Net operating income - GAAP	$33,439	$32,607	2.6%

Adjustments	—	—
Net operating income - adjusted (1)	$33,439	$32,607	2.6%

Square feet	31,899	31,899

Same space occupancy	96.2%	95.0%
Same space NOI (adjusted) psf owned	$1.05	$1.02

Office
Rental revenue	$16,978	$17,006	-0.2%
Property operating costs	(6,512)	(6,546)	-0.5%

Net operating income - GAAP	$10,466	$10,460	0.1%

Adjustments	(147)	—
Net operating income - adjusted (1)	$10,319	$10,460	-1.3%

Square feet	3,121	3,113

Same space occupancy	88.2%	87.5%
Same space NOI psf owned	$3.31	$3.36

Retail
Rental revenue	$3,411	$3,791	-10.0%
Property operating costs	(1,191)	(997)	19.5%

Net operating income - GAAP	$2,220	$2,794	-20.5%

Adjustments	—	—
Net operating income - adjusted (1)	$2,220	$2,794	-20.5%

Square feet	868	868

Same space occupancy	88.1%	94.0%
Same space NOI psf owned	$2.56	$3.22

Total
Same space rental revenue	$63,367	$63,128	0.4%
Same space property operating costs	$(17,242)	$(17,267)	-0.1%

Same space net operating income - GAAP	$46,125	$45,861	0.6%

Adjustments	(147)	—
Same space net operating income - adjusted (1)	$45,978	$45,861	0.3%

Square feet	35,888	35,880

Same space occupancy	95.3%	94.3%
Same space NOI psf owned	$1.28	$1.28

Reconciliation of Same Space NOI to Total NOI
Same space net operating income - GAAP	$46,125	$45,861
New buildings NOI	4,238	1,492
Sold buildings NOI	50	231
Ground lease and interim property NOI	7,315	6,680
Equity in earnings of joint ventures	2,379	2,136

Subtotal NOI before discontinued operations	60,107	56,400
Less discontinued operations	(777)	(997)

Total	$59,330	$55,403

(1)	Adjusted for one time or unusual items such as lease termination fees, changes in accounting estimates or other material non-recurring income or expenses.

CATELLUS

DEVELOPMENT CORPORATION

Full Quarter Net Operating Income by State

For the three months ended June 30, 2004

	NOI (1)	Discontinued Operations		NOI GAAP	Adjustments for New Bldgs	Full Quarter NOI (2)	% of Total
Industrial
Southern California	$14,669	$		$14,669	$607	$15,276	25.5%
Northern California	7,312		(713)	6,599	—	6,599	11.1%
Illinois	5,587		—	5,587	98	5,685	9.5%
Colorado	2,761		—	2,761	—	2,761	4.6%
Texas	2,282		—	2,282	—	2,282	3.8%
Arizona	1,036		—	1,036	—	1,036	1.7%
Oregon	786		(68)	718	—	718	1.2%
Maryland	772		—	772	—	772	1.3%
Kentucky	587		—	587	—	587	0.7%
Ohio	559		—	559	—	559	0.9%
Kansas	405		—	405	—	405	0.4%
Virginia	263		—	263	—	263	0.4%
Georgia	212		—	212	—	212	1.0%

Total industrial	37,231		(781)	36,450	705	37,155	62.1%

Office
Northern California	4,768		—	4,768	—	4,768	7.9%
Southern California	1,586		4	1,590	—	1,590	2.6%
Colorado	1,584		—	1,584	—	1,584	2.6%
Illinois	1,465		—	1,465	—	1,465	2.4%
Texas	1,045		—	1,045	—	1,045	1.7%
Oregon	84		—	84	—	84	0.1%

Total office	10,532		4	10,536	—	10,536	17.3%

Retail
Northern California	1,603		—	1,603	—	1,603	2.7%
Southern California	489		—	489	—	489	0.8%
Colorado	102		—	102	—	102	0.2%
Arizona	(2)		—	(2)	—	(2)	0.0%
Oregon	110		—	110	—	110	0.2%

Total retail	2,302		—	2,302	—	2,302	3.9%

Ground leases, easements and other	5,699		1	5,700	—	5,700	9.5%
Train stations	387		—	387	—	387	0.6%
Interim properties	1,577		(1)	1,576	—	1,576	2.6%

Subtotal	57,728		(777)	56,951	705	57,656	96.0%

Equity in earnings of JV’s	2,379		—	2,379	—	2,379	4.0%

Total	$60,107		$(777)	$59,330	$705	$60,035	100.0%

(1)	Includes discontinued operations.
(2)	Full quarter NOI is calculated as current quarter's actual NOI adjusted for the following:
(a)	removal of NOI for properties sold,
(b)	removal of NOI for properties placed in service/purchased during the quarter, and
(c)	addition of a full quarter of NOI for those properties placed in service/purchased during the quarter.

CATELLUS

DEVELOPMENT CORPORATION

Full Quarter NOI - detail by type

(In thousands)

(unaudited)

	Industrial	Office	Retail	Ground Lease	Train Stations	Mission Bay Interim	Total (g)
Q2 2004 NOI - Full Quarter (a)	$37,155	$10,536	$2,302	$5,700	$387	$1,576	$57,656
Core Segment Development (b)	788	—	1,297	—	—	—	2,085
Incremental Pac Commons Retail NOI (c)	—	—	185	901	—	—	1,155
Cisco G/L (d)	—	—	—	(771)	—	—	(771)
S/L Rent Adjustment (e)	(397)	(349)	151	(601)	—	(7)	(1,203)
G&A Allocation to property operating costs (f)	1,765	642	125	214	45	67	2,858

Notes:

(a)	See page 18
(b)	$72.2 million at 11.5% return on cost, of which $40.8 million is Pacific Commons retail at 12.71% return on cost
(c)	New retail and ground leases not yet under development (projected costs to complete of $6.9 million)
(d)	Cisco ground lease payment of $0.771 million per quarter relates to prepaid rent amortization
(e)	S/L rent adjustment based on Q2 2004 actual of $1.203 million
(f)	G&A allocated to property operating costs was $2.858 million in Q204
(g)	Excludes NOI classified as Discontinued Operations related to building under contract for sale totaling $30.7 million.

CATELLUS

DEVELOPMENT CORPORATION

Buildings Owned and Occupancy as of June 30, 2004

(In thousands, except for percentages)

	SF Owned	SF Occupied	% Occupied
Industrial
Southern California	14,390	14,258	99.1%
Illinois	6,385	6,253	97.9%
Northern California	5,773	5,301	91.8%
Texas	3,264	2,907	89.1%
Colorado	2,353	2,311	98.2%
Arizona	1,123	1,123	100.0%
Georgia	980	980	100.0%
Ohio	966	828	85.7%
Kentucky	549	549	100.0%
Oregon	545	545	100.0%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total Industrial	37,344	36,071	96.6%

Office
Texas	869	838	96.4%
Northern California	807	653	80.9%
Illinois	591	448	75.8%
Southern California	524	490	93.5%
Colorado	273	273	100.0%
Oregon	57	36	63.2%
Total Office	3,121	2,738	87.7%

Retail
Northern California	481	477	99.2%
Southern California	216	197	91.2%
Colorado	100	83	83.0%
Arizona	74	15	20.3%
Oregon	37	30	81.1%
Total Retail	908	802	88.3%

Total
Southern California	15,130	14,945	98.8%
Northern California	7,061	6,431	91.1%
Illinois	6,976	6,701	96.1%
Texas	4,133	3,745	90.6%
Colorado	2,726	2,667	97.8%
Arizona	1,197	1,138	95.1%
Georgia	980	980	100.0%
Ohio	966	828	85.7%
Oregon	639	611	95.6%
Kentucky	549	549	100.0%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total	41,373	39,611	95.7%

CATELLUS

DEVELOPMENT CORPORATION

Lease Expirations by Square Feet and Base Rent

As of June 30, 2004

(In thousands, except for percentages)

Square Feet

	Industrial		Office		Retail		Total
	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total
2004	2,318	6.4%	257	9.4%	118	14.7%	2,693	6.8%
2005	2,891	8.0%	621	22.7%	69	8.6%	3,581	9.0%
2006	3,550	9.8%	142	5.2%	71	8.9%	3,763	9.5%
2007	2,761	7.7%	553	20.2%	20	2.5%	3,334	8.4%
2008	3,933	10.9%	286	10.4%	102	12.7%	4,321	10.9%
2009	4,119	11.4%	192	7.0%	116	14.5%	4,427	11.2%
2010	3,782	10.5%	54	2.0%	25	3.1%	3,861	9.7%
2011	3,416	9.5%	142	5.2%	24	3.0%	3,582	9.0%
2012	3,752	10.4%	144	5.3%	12	1.5%	3,908	9.9%
2013+	5,549	15.4%	347	12.6%	245	30.5%	6,141	15.6%

	36,071	100.0%	2,738	100.0%	802	100.0%	39,611	100.0%

Base Rent - as of June 2004

	Industrial		Office		Retail		Total
	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total
2004	828	6.4%	358	7.5%	145	14.9%	1,331	8.4%
2005	1,302	10.1%	692	14.6%	101	10.4%	2,095	11.4%
2006	1,400	10.9%	302	6.4%	65	6.7%	1,767	9.4%
2007	1,122	8.7%	775	16.3%	41	4.2%	1,938	10.4%
2008	1,409	10.9%	432	9.1%	104	10.7%	1,945	10.6%
2009	1,182	9.2%	246	5.2%	159	16.3%	1,587	8.8%
2010	1,240	9.6%	88	1.9%	44	4.5%	1,372	7.6%
2011	1,052	8.2%	200	4.2%	35	3.6%	1,287	5.7%
2012	1,415	11.0%	226	4.8%	26	2.7%	1,667	8.9%
2013+	1,941	15.0%	1,423	30.0%	254	26.0%	3,618	18.8%

	$12,891	100.0%	$4,742	100.0%	$974	100.0%	$18,607	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Ten Largest Tenants

(Based on GAAP rents)

Customer	State	Building Type	% of Total Base Rent as of June 2004
The Gap	CA	Office	6.5%
APL Logistics, Inc.	CA, IL, GA, TX, KY	Industrial	5.6%
Ford Motor Company	CA, TX, KS, CO, VA	Industrial	2.9%
Kellogg’s USA, Inc.	IL, CA, CO	Industrial	2.5%
Exel Corporation	CA	Industrial	1.9%
J.C. Penney Company	TX	Office	1.9%
Home Depot USA, Inc. (a)	CA	Industrial/Retail	1.6%
Office Depot, Inc.	CA	Industrial/Retail	1.5%
The Gillette Company	IL, CA	Industrial	1.4%
Spicers / LaSalle Paper	CA, OR	Industrial	1.3%
Total			27.1%

(a)	Includes 117,000 SF lease doing business as Home Expo

CATELLUS

DEVELOPMENT CORPORATION

Office Buildings over 100,000 Square Feet

(In thousands)

(Unaudited)

Property	City	NOI for Quarter June 30, 2004	Square Feet	% Leased
The Gap Building	San Francisco, CA	$3,337	283	100.0%
Santa Fe Building	Chicago, IL	1,177	377	80.4%
South Bay Center	San Jose, CA	1,235	427	70.1%
Park Central	Dallas, TX	1,044	699	95.6%
Circle Point Corp. Center	Westminster, CO	1,046	273	100.0%
Gateway Office Center	Coppell, TX	314	102	100.0%
Prairie Glen Corp. Campus	Glenview, IL	123	116	55.0%
Remaining Office Portfolio		2,256	844	88.3%

		$10,532	3,121	87.7%

Ground Leases/Easements

(In thousands, except percentages)

(Unaudited)

	NOI for Quarter June 30, 2004		Purchase Option Price
Ground Leases/Easements with Purchase Options *	$1,592		$91,944
Pacific Commons Office Park lease **	775		147,603
Pacific Commons Retail Ground leases	181		—
Ground Leases/Easements without Purchase Options	3,148		n/a
Other	3		—

	$5,699	***	$239,547

*	Includes 6 leases with purchase options that can be exercised at various times. The estimated purchase prices are based on the assumption that the options would be exercised at the end of Q2 04. A seventh lease has a purchase option at FMV.
**	Lease has a $98.0M prepaid rent balance that would be applied to the purchase price
***	Percentage Rent for Ground Leases was $626K in the quarter, compared to $1,025K in Q104 and $329K in Q203.

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial Land Inventory

(Based on square feet, in thousands)

			Year to Date Activity
Project Name	Location	12/31/03 Square Feet	Adjustments	Acquisitions	Sales/ Leases	Development	6/30/04 Square Feet
Southern California
Kaiser Commerce Center	San Bernardino County	1,165	—	—	—	—	1,165
Crossroads Business Park	Ontario	2,016	—	—	—	—	2,016	(1)
Rancho Pacific Distribution Centre	Rancho Cucamonga	312	—	—	—	—	312
San Bernardino	San Bernardino	865	—	—	—	—	865
Pacific Center	Anaheim	44	—	—	—	—	44

Subtotal Southern California		4,402	—	—	—	—	4,402

Northern California
Pacific Commons	Fremont	2,325	—	—	(564)	(195)	1,566
Duck Creek	Stockton	2,000	—	—	—	—	2,000
Spreckels Business Park	Manteca	586	—	—	—	—	586

Subtotal Northern California		4,911	—	—	(564)	(195)	4,152

Subtotal California		9,313	—	—	(564)	(195)	8,554

Illinois
Minooka	Minooka	3,710	—	1,387	—	—	5,097
Internationale Centre	Woodridge	858	—	—	—	—	858
Prairie Glen Corporate Campus	Glenview	102	—	79	(181)	—	—
Joliet	Joliet	403	—	—	—	—	403

Subtotal Illinois		5,073	—	1,466	(181)	—	6,358

Texas
Hobby Business Park	Houston	1,700	—	—	(171)	—	1,529
Gateway Corporate Center	Coppell	1,120	—	—	—	—	1,120
Stellar Way Business Park	Grand Prairie	814	—	—	—	—	814
Gateway East Business Park	Garland	763	—	—	—	—	763
Plano	Plano	403	—	—	—	—	403
Ford	Ft. Worth	104	—	—	—	—	104
RMMA	Austin	—	—	570	(570)	—	—

Subtotal Texas		4,904	—	570	(741)	—	4,733

Other
Eastgate	Aurora, CO	4,000	—	—	—	—	4,000
Stapleton Business Park	Denver, CO	750	—	—	(112)	(348)	290
South Shore Corp. Park	Portland / Gresham, OR	707	—	—	—	—	707
Circle Point Corporate Center	Westminster, CO	566	—	—	(319)	—	247
Cedar Grove Business Park	Louisville, KY	545	—	—	(62)	—	483
Douglas Hill Business Park	Atlanta, GA	778	—	—	—	—	778
Quakertown, PA	Milford, Bucks County, PA	1,336	—	—	—	—	1,336
Carteret, NJ	Carteret, NJ	367	(5)	—	—	(362)	—

Subtotal Other		9,049	(5)	—	(493)	(710)	7,841

Subtotal Outside of California		19,026	(5)	2,036	(1,415)	(710)	18,932

Total Owned Land		28,339	(5)	2,036	(1,979)	(905)	27,486

Option/Controlled Land
Alameda (FISC)	Alameda, CA	1,300	—	—	—	—	1,300
Prairie Glen Corporate Campus	Glenview, IL	335	—	(79)	—	—	256
Minooka	Minooka, IL	2,457	—	(1,387)	—	—	1,070

Total Inventory		32,431	(5)	570	(1,979)	(905)	30,112

(1)	All entitled except for 1,327 square feet included in Crossroads Business Park for which entitlement is in progress.

Core Land Inventory by Type:
Industrial	26,879	(5)	—	(345)	(710)	25,819
R&D/Office	4,702	—	570	(1,140)	—	4,132
Retail	850	—	—	(494)	(195)	161
Total Core Land Inventory	32,431	(5)	570	(1,979)	(905)	30,112

CATELLUS

DEVELOPMENT CORPORATION

Core Segment

Construction Starts and Completions

(In square feet)

Construction Starts - YTD June 30, 2004

Location		Start Date	% Leased	Square Feet
Denver	CO	Jan-04	0%	348,000	(1)
Fremont	CA	Mar-04	100%	58,000	(1)
Carteret	NJ	Apr-04	0%	362,000	(1)
Fremont	CA	Apr-04	26%	80,000	(1)
Fremont	CA	May-04	17%	23,000	(1)
Los Angeles	CA	May-04	Joint venture	338,000	(4)
Fremont	CA	Jun-04	100%	34,000	(1)

Total construction starts				1,243,000

(1) Total to be added to portfolio			13%	905,000
(2) Total build to sell				—
(3) Total design build for fee only				—
(4) Total joint venture				338,000

Construction Completions - YTD June 30, 2004

Location		Completion Date	% Leased	Square Feet
Fremont	CA	Jan-04	Build to sell	50,000	(2)
Fremont	CA	Jan-04	Build to sell	8,000	(2)
Winchester	VA	Jan-04	100%	252,000	(1)
Fontana	CA	Mar-04	100%	450,000	(1)
Atlanta	GA	Mar-04	100%	341,000	(1)
Atlanta	GA	Mar-04	100%	341,000	(1)
Atlanta	GA	Mar-04	100%	295,000	(1)
Portland	OR	Mar-04	100%	84,000	(1)
Fontana	CA	Apr-04	100%	617,000	(1)
Woodridge	IL	Jun-04	100%	117,000	(1)
Fontana	CA	Jun-04	100%	758,000	(1)

Total completions				3,313,000

(1) Total to be added to portfolio				3,255,000
(2) Total build to sell				58,000
(3) Total design build for fee only				0
(4) Total joint venture				0

CATELLUS

DEVELOPMENT CORPORATION

Core Segment

Under Construction

(In square feet)

Under Construction - Second Quarter 2004

Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Rose Hills	CA	Industrial	Dec-03	Nov-04	Design build	1,000,000	(3)
Denver	CO	Industrial	Jan-04	Jul-05	0%	348,000	(1)
Fremont	CA	Retail	Mar-04	Nov-04	100%	58,000	(1)
Carteret	NJ	Industrial	Apr-04	Oct-05	0%	362,000	(1)
Fremont	CA	Retail	Apr-04	Dec-05	26%	80,000	(1)
Fremont	CA	Retail	May-04	Dec-05	17%	23,000	(1)
Los Angeles	CA	Office	May-04	Oct-05	Joint venture	338,000	(4)
Fremont	CA	Retail	Jun-04	Oct-04	100%	34,000	(1)

Total						2,243,000

(1) Total to be added to portfolio					13%	905,000
(2) Total build to sell						—
(3) Total design build for fee only						1,000,000
(4) Total joint venture						338,000

CATELLUS

DEVELOPMENT CORPORATION

Core Segment Work-in-Process

As of June 30, 2004 and December 31, 2003

(In thousands)

Work-in-Process - June 30, 2004	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	905	—	905
Land costs	$13,109	$—	$13,109
Buildings costs	19,918	—	19,918

Spent-to-date	33,027	—	33,027
Forecast to complete	39,178	—	39,178

Total	$72,205	$—	$72,205

Work-in-Process - December 31, 2003	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	3,255	58	3,313
Land costs	$21,909	$510	$22,419
Buildings costs	47,832	5,207	53,039

Spent-to-date	69,741	5,717	75,458
Forecast to complete	34,203	257	34,460

Total	$103,944	$5,974	$109,918

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment

Properties under construction and completions

(In square feet)

Under Construction - Second Quarter 2004

Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco	CA	Mixed Use	Dec-01	Jul-04	13%	33,000	(2)
Mission Bay Block N1, San Francisco	CA	Office, Retail	Sep-01	Sep-04	49%	127,000	(4)
Mission Bay Block N1, San Francisco	CA	Residential	Sep-01	Oct-04	31%	568,000	(4)
Union Station, Parcel 1, Los Angeles	CA	Office	Dec-03	Mar-05	100%	47,000	(2)

Total					37%	775,000

(1) Total to be added to the portfolio					—	—
(2) Total build to sell					64%	80,000
(3) Total design build for fee only					—	n/a
(4) Total joint venture					34%	695,000

Construction Completions - YTD June 30, 2004

Completed Development	Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco	various		11,400	(2)

Total completions			11,400

(1) Total to be added to portfolio			—
(2) Total build to sell			11,400
(3) Total design build for fee only			—
(4) Total joint venture			—

(a)	Consists of 8 condominium units sold

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Work-in-Process

As of June 30, 2004 and December 31, 2003

(In thousands)

Work-in-Process as of June 30, 2004

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	—	80	80

Land costs	$—	$2,564	$2,564
Buildings costs	—	9,233	9,233

Spent-to-date	—	11,797	11,797
Forecast to complete	—	9,299	9,299

Total forecasted to complete	$—	$21,096	$21,096

Work-in-Process as of December 31, 2003

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	—	91.4	91.4

Land costs	$—	$2,871	$2,871
Buildings costs	—	9,888	9,888

Spent-to-date	—	12,759	12,759
Forecast to complete	—	15,785	15,785

Total forecast to complete	$—	$28,544	$28,544

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment

Land Inventory

Residential (Lots/units)	Ownership or Controlled Interest	Actual/ Estimated First Closing Date	Average Revenue per Lot/Current Home Price Range	12/31/2003 Total Lots/ Homes	2004 Activity	June 30, 2004
					Lot/Home (Sales)	Total Lots/ Homes	Entitled	Catellus Equivalent Units
100% Owned:
Alameda, CA	100%	Q4, 2003	$206,000	334	—	334	334	334	(1)
Westbluffs, Playa del Rey, CA	100%	TBD	TBD	114	—	114	114	114	(2)
Oceanside, CA	100%	TBD	TBD	—	—	—	—	—	(3)
Residential Joint Venture Land Development:
Serrano, Sacramento, CA	50%	Q4,1998	$100,000-364,000	1,131	(133)	998	998	499
Parkway, Sacramento, CA	50%	Q3, 2001	$50,000-100,000	418	—	418	418	209

				1,997	(133)	1,864	1,864	1,156
Residential Joint Venture Home building:
Bayport, Alameda, CA	33%	Q2, 2004	TBD	151	—	151	151	50

Total				2,148	(133)	2,015	2,015	1,206

(1)	Of the 334 lots, we own 39 and have the option to purchase 295 lots
(2)	We have entitlements for this project; however, the entitlements are being challenged under the California Environmental Quality Act and the California Coastal Act.
(3)	Represents 5 city blocks, therefore lot inventory not included.

Urban: (square feet in thousands)	Office (sq. feet)	Retail (sq. feet)	Residential (units)	Hotel (units)
Mission Bay, San Fransisco, CA	4,537	235	3,111	500
L.A. Union Station, Los Angeles, CA	4,853	675	—	—
Santa Fe Depot, San Diego, CA	440	100	—	—

Total	9,830	1,010	3,111	500

Mission Bay Land	Type	Units/Square feet
North of Channel
Parcel N3 P2	Residential	300
Parcel N4 P1	Residential	230
Parcel N4a P1	Residential	110
Parcel N4 P3	Residential	113
Parcel N4a P3	Residential	200
Parcel N5	Residential	209

		1,162
South of Channel
Parcel 2	Residential	315
Parcel 3	Residential	108
Parcel 4	Residential	150
Parcel 6	Residential	200
Parcels 10	Residential	276
Parcels 10a	Residential	112
Parcel 11	Residential	236
Parcel 12	Residential	273
Parcel 13	Residential	273

		1,943
Additional available entitlements		6
	Total Residential	3,111

Office & Life Sciences
Parcels 26a, 26-1,26-2, 27-1	Office/Life Science	706,000
Parcel 27-1	Office/Life Science	280,000
Parcels 29-1	Office/Life Science	204,000
Parcels 30	Office/Life Science	285,000
Parcels 31-1, 31-2	Office/Life Science	491,000
Parcels 32	Office/Life Science	269,000
Parcels 33 and 34	Office/Life Science	399,700
Parcels 36,38,39	Office/Life Science	1,020,000
Parcels 40	Office/Life Science	359,600
Parcels 41-1,41-4, 41-5, 41-7	Office/Life Science	522,000
Additional available entitlements		700
	Total Office & Life Science	4,537,000

Parcel 1	Hotel	500

CATELLUS

DEVELOPMENT CORPORATION

Operating Joint Ventures

(Dollars in thousands)

(Unaudited)

June 30, 2004

CDX ownership %	International Rivercenter (1) 25%	New Orleans Rivercenter (2) 42%	Pacific Market Investment Corporation (3) 50%	Torrance Investment Company (4) 67%	Total
	For the six months ended June 30, 2004
Revenue	36,505	623	10,411	1,916	49,455
Operating expenses	(9,473)	(242)	(6,883)	(808)	(17,406)
Interest	(6,972)	—	(1,324)	(460)	(8,756)
Depreciation	(5,026)	—	(903)	(348)	(6,277)
Income	$15,034	$381	$1,301	$300	$17,016

CDX income from operating joint ventures	3,809	144	646	194	4,793

Total joint venture debt	165,551	217	43,155	12,275	221,198

CDX share of joint venture debt	41,653	92	21,578	8,184	71,506

(1)	International Rivercenter owns the 1,600-room New Orleans Hilton Hotel on and adjacent to the Lower Poydras Wharf in New Orleans, Louisiana.
(2)	New Orleans Rivercenter owns a 75% undivided interest in an 8.5-acre parcel of land.
(3)	Pacific Market Investment Company owns a 337-room Embassy Suites Hotel in San Diego, California.
(4)	Torrance Investment Company owns two office buildings totaling 202,000 square feet on 14 acres of land in Torrance, California.

CATELLUS

DEVELOPMENT CORPORATION

Definitions

Base rent is computed on a GAAP basis.

Construction completion A building is considered complete at the earlier of twelve months after completion of the shell or rent commencement on 50% of the space.

EBITDA is calculated by adding the interest, taxes, depreciation and amortization for both continuing and discontinued operations to net income.

Fixed charge coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations, less non-cash interest incurred (amortization of deferred loan fees), plus regularly scheduled principal amortization.

Funds from operations (“FFO”)

The company provides a supplemental performance measure of Funds From Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), which Catellus believes provides a useful measure, along with GAAP net income, of its operating performance. Additionally, the company provides FFO in two segments: Core and Urban/Residential/Other. The first segment, or Core Segment, reflects the focal part of Catellus’ business that it expects will be ongoing and central to its future operations. The second segment, or Urban/Residential/Other Segment, reflects the company’s urban and residential businesses, including residential lot development, urban development, and desert land sales, which the company intends to transition out of over time. This segment also includes REIT conversion costs, including third party costs, and the effects of the stock option exchange. Prior to the effective date of the REIT conversion, on January 1, 2004, the company will present FFO adjusted for hypothetical tax savings (including tax effects from the REIT conversion) as if the company had operated and been taxed as a REIT.

While FFO is a relevant and widely used measure of operating performance of equity REITs, other equity REITs may use different methodologies for calculating FFO and, accordingly, FFO as disclosed by other REITs may not be comparable to FFO as used by us. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles. Further, FFO is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to cash flows from operations as a measure of liquidity. We believe that FFO provides relevant information about our operations and is useful, along with net income, for an understanding of our operating activities.

Interest coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations less non-cash interest (amortization of deferred loan fees).

Net operating income (NOI) represents revenue less property operating costs (including the portion from discontinued operations) and equity in earnings of operating joint ventures, net (as reflected in the accompanying statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of company’s rental portfolio.

Recurring capital expenditure is the cost associated with re-tenanting leasable space including building improvements, tenant improvements and lease commissions.

Same space properties are properties that have been owned and operated for both the current and preceding years.

Same space net operating income represents GAAP basis rental revenue less property operating costs with adjustments to revenue or expenses for one-time, unusual, or non-recurring items such as receipt of lease termination fees.

Straight line rent adjustments is the adjustment to income for the difference between —(a) the total of the rents anticipated to be received over the life of the contractual lease (including contractual rent increases) divided by the number of months in the lease times the number of months in the period being measured, and (b) the actual rents due for the period being measured.

Total market capitalization is total market value of a company’s outstanding common stock and indebtedness.

CATELLUS

DEVELOPMENT CORPORATION

Except for historical matters, the matters discussed in this supplemental financial package are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements about plans, opportunities, and development. We caution you not to place undue reliance on these forward-looking statements, which reflect our current beliefs and are based on information currently available to us. We do not undertake any obligation to publicly revise these forward-looking statements to reflect future events or changes in circumstances, except as may be required by law.

These forward-looking statements are subject to risks and uncertainties that could cause our actual results, performance, or achievements to differ materially from those expressed in or implied by these statements. In particular, among the factors that could cause actual results to differ materially are: changes in the real estate market or in general economic conditions, including a worsening economic slowdown or recession; product and geographical concentration; industry competition; availability of financing and changes in interest rates and capital markets; changes in insurance markets; discretionary government decisions affecting the use of land, and delays resulting therefrom; changes in the management team; weather conditions and other natural occurrences that may affect construction or cause damage to assets; changes in income taxes or tax laws; liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement or definitive terms or to close transaction; increases in the cost of land and construction materials and availability of properties for future development; limitations on, or challenges to, title to our properties; risks related to the financial strength of joint venture projects and co-owners; changes in policies and practices of organized labor groups; shortages or increased costs of electrical power; other risks inherent in the real estate business; and acts of war, other geopolitical events and terrorists activities that could adversely affect any of the above factors.

For further information, including more detailed risk factors, you should refer to Catellus Development Corporation’s report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission (“SEC”) and the Form 10-Q for the quarter ended March 31, 2004 as filed with the SEC.